UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 5, 2004

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222

(Address of Principal Executive Offices) (Zip Code)

(414) 259-5333

Registrant’s telephone number, including area code

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 5, 2004, Briggs & Stratton Corporation announced fiscal 2004 fourth quarter and twelve month results as of June 27, 2004 in the press release furnished as Exhibit 99.1.

Exhibit No.	Description

99.1	Press Release dated August 5, 2004 announcing results for the fourth quarter and twelve months of fiscal 2004.

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: August 5, 2004	By:	/s/ James E. Brenn
James E. Brenn
Senior Vice President and Chief Financial Officer
Duly Authorized Officer